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                                                                   Exhibit 10.33

                               TRANSFER AGREEMENT

        This TRANSFER AGREEMENT is made and entered into as of November 30, 2001 (this "Agreement"), by and between Patrick Savin (the "Transferor"), and Post High Yield, L.P., (the "Transferee"), with respect to the Promissory Note of Horseshoe Gaming Holding Corp. (the "Company") payable to the order of the Transferor, dated October 1, 2000 and with an initial maturity date of January 2, 2004 and a face amount of $3,615,649 (the "Note"). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Note.

                                R E C I T A L S:

        WHEREAS, the Transferor is the holder of the Note; and

        WHEREAS, pursuant to the terms of this Agreement, the Transferor wishes to sell, transfer, convey, assign and deliver the Note to the Transferee and the Transferee desires to purchase, acquire and accept the Note from the Transferor.

        NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

        1. Subject to the terms and conditions of this Agreement, the Transferor does hereby sell, transfer, convey, assign and deliver to the Transferee, and the Transferee does hereby purchase, acquire and accept from the Transferor, the Note and all of the Transferor's right, title and interest therein (including without limitation, all accrued and unpaid interest), at the price of $3,603,596.84 (the "Purchase Price"). The closing shall be held on November 30, 2001 (the "Closing Date"). On the Closing Date, the Transferor shall deliver to the Transferee the original Note and a bond power duly endorsed in blank and the Transferee shall pay the Purchase Price by wire transfer as follows:
$3,504,166.50 to the Transferor and, at the direction of the Transferor and the Transferee, $99,430.34 to Onyx Partners, Inc.

        2. The Transferee and the Transferor agree that each will comply with all applicable laws pertaining to the transfer of the Note, including but not limited to the provisions set forth in this Agreement.

        3. The Transferee hereby represents and warrants as follows:

            (1) The Transferee itself, or through its officers, employees and agents, has the power and authority to enter into this Agreement. This Agreement when duly executed and delivered, will constitute a valid and binding agreement of the Transferee, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity.


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            (2) The Transferee, itself or through its officers, employees and agents, has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an unregistered, non-liquid, high-risk investment such as the Note and has evaluated the merits and risks of such an investment.

            (3) The Transferee's overall commitment to investments which are not readily marketable is not disproportionate to the Transferee's net worth, and the Transferee's acquisition of the Note will not cause such overall commitment to become excessive. The Transferee further acknowledges that there is no public market for the Note and none is likely to develop.

            (4) In purchasing the Note the Transferee is not relying upon any information, other than the results of its own independent investigation. Any communications, written or oral, to the Transferee by the Transferor, relating to the subject matter of this investment are agreed to be superseded by and merged into this Agreement.

            (5) The Transferee understands that the Note has not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), in reliance upon an exemption from the registration requirements of the Act for transactions by an issuer not involving any public offering and the Transferee will have no right to require such registration. In addition, the Transferee understands that the Note may not be sold or transferred except in compliance with the registration requirements of the 1933 Act or pursuant to an applicable exemption therefrom and then, only in accordance with the terms of the Note. The Transferee understands that the offer and sale of the Note has not been approved or disapproved by the United States Securities and Exchange Commission, or any other federal or state office or agency.

            (6) The Transferee is acquiring the Note for its own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole or in part.

            (7) The Transferee is aware that the Company is subject to the risks inherent in its operations. A total loss of capital is possible. The Transferee is also aware that there are substantial restrictions on the transferability of the Note, and there will be no public market for the Note. The Transferee, therefore, may have to bear the risks of its investment for an indefinite period of time.

            (8) The Transferee is not subject to or obligated under any law, rule or regulation of any governmental authority, material agreement, instrument, license, franchise or permit, or subject to any writ, injunction or decree that would be breached or violated by its execution, delivery and performance of this Agreement.


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            (9) The Transferee is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

        4. The Transferor hereby represents that as of the date hereto and as of the Closing:

            (1) Transferor owns the Note free and clear of any liens, claims, encumbrances, marital property rights, security agreements, equities, options, charges or restrictions of any kind and is not aware of any circumstances that could give rise to anyone claiming any type of interest in the Note. No amount of principal or interest has been paid on the Note since the date of issuance.

            (2) This Agreement constitutes a valid and binding obligation of the Transferor, enforceable in accordance with its terms. The execution and delivery by the Transferor of this Agreement, and the sale and transfer of the Note contemplated hereunder, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of,
        (ii) constitute a default under, or (iii) result in a violation of, or require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to any law, statute, rule or regulation to which the Transferor is subject or any agreement, instrument, order, judgment or decree to which the Transferor is subject.

        5. The Transferor hereby agrees to deliver to the Company any documents, certificates or other information, executed in such form as the Company may reasonably require, necessary in order to effect the transfer of the Note to the Transferee under the terms of the Note and this Agreement.

        6. Any amendment, supplement or modification of or to any provision of this Agreement shall be effective only with the express written consent of each of the parties hereto.

        7. All covenants, stipulations, promises and agreements in this Agreement by or on behalf of any party hereto shall bind its heirs, successors and assigns, whether so expressed or not.

        8. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles.

        9. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

        10. This Agreement may be signed by each party hereunder upon a separate copy, in which event all copies shall constitute a single counterpart of this Agreement.


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        11. The Company is expressly permitted to rely on the representations and warranties of the Transferor and the Transferee.

        IN WITNESS WHEREOF, the parties hereto have hereunto affixed their signatures as of the date first above written.


                                               _________________________________
                                               Patrick Savin


                                               Post High Yield, L.P.

                                               By: _____________________________
                                                   Lawrence A. Post
                                                   Managing Member of Investment
                                                   Manager


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